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EXHIBIT 10.72

                                    ISDA (R)

              International Swaps and Derivatives Association, Inc.

                               NOVATION AGREEMENT

                       dated as of August 28, 2007 among:

  J. Aron & Company (the "Remaining Party"), Pacific Energy Resources Ltd. (the "Transferor")

                                       AND
            Pacific Energy Alaska Operating, LLC (the "Transferee").

The Transferor and the Remaining Party have entered into a Transaction each evidenced by a Confirmation attached as Annex 1 hereto (such Transaction, the "Old Transaction" and such Confirmation, the "Old Confirmation") and subject to an ISDA Master Agreement dated as of November 30, 2006 (the "Old Agreement").

The Remaining Party and the Transferee have entered into an ISDA (the "New Agreement") dated as of August 27, 2007.

With effect from and including August 27, 2007 (the "Novation Date", the Transferor wishes to transfer by novation to the Transferee, and the Transferee wishes to accept the transfer by novation of, all the rights, liabilities, duties and obligations of the Transferor under and in respect of the Old Transaction, with the effect that the Remaining Party and the Transferee enter into a new transaction (each a "New Transaction") between them having terms identical to those of each Old Transaction, as more particularly described below.

The Remaining Party wishes to accept the Transferee as its sole counterparty with respect to the New Transaction.

The Transferor and the Remaining Party wish to have released and discharged, as a result and to the extent of the transfer described above, their respective obligations under and in respect of the Old Transaction.

Accordingly, the parties agree as follows: ---

1. Definitions.

Terms defined in the ISDA Master Agreement (Multicurrency-Cross Border) as published in 1992 by the International Swaps and Derivatives Association, Inc., (the "1992 ISDA Master Agreement") are used herein as so defined, unless otherwise provided herein.

2. Transfer, Release, Discharge and Undertakings.

With effect from and including the Novation Date and in consideration of the mutual representations, warranties and covenants contained in this Novation Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties):

     (a) the Remaining Party and the Transferor are each released and discharged from further obligations to each other with respect to the Old Transaction and their respective rights against each other thereunder are cancelled, provided that such release and discharge shall not affect any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed on or prior to the Novation Date, and all such payments and obligations shall be paid or performed by the Remaining Party or the Transferor in accordance with the terms of the Old Transaction;


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     (b)  in respect of the New Transaction, the Remaining Party and the
          Transferee each undertake liabilities and obligations towards the other and acquire rights against each other identical in their terms to the Old Transaction (and, for the avoidance of doubt, as if the Transferee were the Transferor and with the Remaining Party remaining the Remaining Party, save for any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed on or prior to the Novation Date); and

     (c) the New Transaction shall be governed by and form part of the New Agreement and the Transferee and the Remaining Party shall enter into a Confirmation specifying the terms of each New Transaction; provided, however, that any failure of either the Transferee or the Remaining Party to enter into such Confirmations shall not affect the rights and obligations of the Transferor pursuant to this Novation Agreement. In the event of such failure, the Old Confirmation (which, in conjunction and as deemed modified to be consistent with this Novation Agreement, shall be deemed to be a Confirmation between the Remaining Party and the Transferee.

3. Representations and Warranties.

     (a) On the date of this Novation Agreement and on each Novation Date:

          (i) Each of the parties makes to each of the other parties those representations and warranties set forth in Section 3(a) of the 1992 ISDA Master Agreement with references in such Section to "this Agreement" or "any Credit Support Document" being deemed references to this Novation Agreement alone.

          (ii) The Remaining Party and the Transferor each makes to the other, and the Remaining Party and the Transferee each makes to the other, the representation set forth in Section 3(b) of the 1992 ISDA Master Agreement, in each case with respect to the Old Agreement or the New Agreement, as the case may be, and taking into account the parties entering into and performing their obligations under this Novation Agreement.

          (iii) Each of the Transferor and the Remaining Party represents and warrants to each other and to the Transferee that:

               (A) it has made no prior transfer (whether by way of security or otherwise) of the Old Agreement or any interest or obligation [in or under the Old Agreement or in respect of the Old Transaction; and

               (B) as of the Novation Date, all obligations of the Transferor and the Remaining Party under the Old Transaction required to be performed on or before the Novation Date have been fulfilled.

     (b) The Transferor makes no representation or warranty and does not assume any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of any New Transaction or the New Agreement or any documents relating thereto and assumes no responsibility for the condition, financial or otherwise, of the Remaining Party, the Transferee or any other person or for the performance and observance by the Remaining Party, the Transferee or any other person of any of its obligations under the New Transaction or the New Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

4. Counterparts.

     This Novation Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.


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5. Costs and Expenses.

     The parties will each pay their own costs and expenses (including legal fees) incurred in connection with this Novation Agreement and as a result of the negotiation, preparation and execution of this Novation Agreement.

6. Amendments.

     No amendment, modification or waiver in respect of this Novation Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

7.   (a) Governing Law.

          This Novation Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof.

     (b)  Jurisdiction.

          The terms of Section 13(b) of the 1992 ISDA Master Agreement shall apply to this Novation Agreement with references in such Section to "this Agreement" being deemed references to this Novation Agreement alone.


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IN WITNESS WHEREOF the parties have executed this Novation Agreement on the respective dates specified below with effect from and including the Novation
Date.


J. ARON & COMPANY                       PACIFIC ENERGY RESOURCES LTD.
(Name of Remaining Party)               (Name of Transferor)


By: /s/ Donna Mansfield                 By:
    ---------------------------------       ------------------------------------
    Name: Donna Mansfield                   Name:
    Title: Attorney In Fact                 Title:
    Date:                                   Date:


PACIFIC ENERGY ALASKA OPERATING, LLC
   (Name of Transferee)


By:
    ---------------------------------
    Name:
    Title:
    Date:


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IN WITNESS WHEREOF the parties have executed this Novation Agreement on the respective dates specified below with effect from and including the Novation
Date.

J. ARON & COMPANY                       PACIFIC ENERGY RESOURCES LTD.
(Name of Remaining Party)               (Name of Transferor)


By:                                     By: /s/ Jerett Creed
    ---------------------------------       ------------------------------------
    Name:                                   Name: Jerett Creed
    Title:                                  Title: CFO
    Date:                                   Date: 8/28/07


PACIFIC ENERGY ALASKA OPERATING, LLC
   (Name of Transferee)


By: /s/ Jerett Creed
    ---------------------------------
    Name: Jerett Creed
    Title: CFO
    Date: 8/28/07


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                                     Annex 1


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                           APAPAP00881388-61108ATATAT

To: PACIFIC ENERGY RESOURCES LTD. ("Counterparty")
Attention: Jerett Creed
Attention: SIMON COLLIER
From: J. Aron & Company ("Aron")

The purpose of this confirmation letter (this "Confirmation") is to confirm the terms and conditions of the following transaction (the "Transaction") entered into on the Trade Date and Effective as of the Effective Date specified below between Aron and Counterparty (each, a "Party" and collectively, the "Parties").

Subject to the last paragraph under "Other Terms" below, this Confirmation is being provided pursuant to and in accordance with the ISDA Master Agreement and Schedule to the ISDA Master Agreement dated as of November 30, 2006 (including the other documents annexed thereto or incorporated therein, the "Master Agreement") between Aron and Counterparty and constitutes part of and is subject to the terms and provisions of such Master Agreement. This Confirmation constitutes a "Confirmation" within the meaning of the Master Agreement that supplements, forms part of and is subject to the Master Agreement. Terms used but not defined herein shall have the meanings ascribed to them in the Master Agreement.

We are pleased to confirm the following Transaction between Counterparty and Aron.

Contract Reference Number:   900157389 1 1

Trade Date:                  27 Aug 2007

Transaction Time:            This is available upon request.

Commodity Type:              Nymex West Texas Intermediate Crude Oil

Total Quantity:              3,410,375.00 U.S. Barrel(s)

Fixed Price Payer:           Aron

Floating Price Payer:        Counterparty

Effective Date:              01 Sep 2007

Termination Date:            30 Sep 2012

Determination Period(s):     61 Monthly Period(s) commencing with the Effective
                             Date and ending on the Termination Date


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                               Quantity per month
 Start Date      End Date      (U.S. Barrel(s))        Strike/Fixed Price
------------   ------------   ------------------   -------------------------
01 Sept 2007   30 Sept 2007        91,584.00       USD 69.75 per U.S. Barrel
01 Oct 2007    31 Oct 2007         96,389.00       USD 69.75 per U.S. Barrel
01 Nov 2007    30 Nov 2007         95,205.00       USD 69.75 per U.S. Barrel
01 Dec 2007    31 Dec 2007         94,045.00       USD 69.75 per U.S. Barrel
01 Jan 2008    31 Jan 2008         92,899.00       USD 68.16 per U.S. Barrel
01 Feb 2008    29 Feb 2008         91,779.00       USD 68.16 per U.S. Barrel
01 Mar 2008    31 Mar 2008         90,675.00       USD 68.16 per U.S. Barrel
01 Apr 2008    30 Apr 2008         89,588.00       USD 68.16 per U.S. Barrel
01 May 2008    31 May 2008         88,520.00       USD 68.16 per U.S. Barrel
01 Jun 2008    30 Jun 2008         87,465.00       USD 68.16 per U.S. Barrel
01 Jul 2008    31 Jul 2008         86,431.00       USD 68.16 per U.S. Barrel
01 Aug 2008    31 Aug 2008         85,406.00       USD 68.16 per U.S. Barrel
01 Sep 2008    30 Sep 2008         84,403.00       USD 68.16 per U.S. Barrel
01 Oct 2008    31 Oct 2008         83,414.00       USD 68.16 per U.S. Barrel
01 Nov 2008    30 Nov 2008         82,441.00       USD 68.16 per U.S. Barrel
01 Dec 2008    31 Dec 2008         81,482.00       USD 68.16 per U.S. Barrel
01 Jan 2009    31 Jan 2009         80,536.00       USD 67.21 per U.S. Barrel
01 Feb 2009    28 Feb 2009         79,609.00       USD 67.21 per U.S. Barrel
01 Mar 2009    31 Mar 2009         78,692.00       USD 67.21 per U.S. Barrel
01 Apr 2009    30 Apr 2009         77,790.00       USD 67.21 per U.S. Barrel
01 May 2009    31 May 2009         76,902.00       USD 67.21 per U.S. Barrel
01 Jun 2009    30 Jun 2009         76,024.00       USD 67.21 per U.S. Barrel
01 Jul 2009    31 Jul 2009         75,158.00       USD 67.21 per U.S. Barrel
01 Aug 2009    31 Aug 2009         74,308.00       USD 67.21 per U.S. Barrel
01 Sep 2009    30 Sep 2009         73,471.00       USD 67.21 per U.S. Barrel
01 Oct 2009    31 Oct 2009         72,650.00       USD 67.21 per U.S. Barrel
01 Nov 2009    30 Nov 2009         71,830.00       USD 67.21 per U.S. Barrel
01 Dec 2009    31 Dec 2009         71,029.00       USD 67.21 per U.S. Barrel
01 Jan 2010    31 Jan 2010         70,235.00       USD 67.21 per U.S. Barrel
01 Feb 2010    28 Feb 2010         69,459.00       USD 67.21 per U.S. Barrel
01 Mar 2010    31 Mar 2010         66,425.00       USD 67.21 per U.S. Barrel
01 Apr 2010    30 Apr 2010         63,391.00       USD 67.21 per U.S. Barrel
01 May 2010    31 May 2010         60,357.00       USD 67.21 per U.S. Barrel
01 Jun 2010    30 Jun 2010         57,322.00       USD 67.21 per U.S. Barrel
01 Jul 2010    31 Jul 2010         54,680.00       USD 67.21 per U.S. Barrel
01 Aug 2010    31 Aug 2010         52,038.00       USD 67.21 per U.S. Barrel
01 Sep 2010    30 Sep 2010         49,396.00       USD 67.21 per U.S. Barrel
01 Oct 2010    31 Oct 2010         46,753.00       USD 67.21 per U.S. Barrel
01 Nov 2010    3O Nov 2010         44,111.0O       USD 67.21 per U.S. Barrel
01 Dec 2010    31 Dec 2010         41,255.00       USD 67.21 per U.S. Barrel
01 Jan 2011    31 Jan 2011         38,399.00       USD 67.21 per U.S. Barrel
01 Feb 2011    28 Feb 2011         35,542.00       USD 67.21 per U.S. Barrel
01 Mar 2011    31 Mar 2011         32,686.00       USD 67.21 per U.S. Barrel


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01 Apr 2011    30 Apr 2011         29,830.00       USD 67.21 per U.S. Barrel
01 May 2011    31 May 2011         23,234.00       USD 67.21 per U.S. Barrel
01 Jun 2011    30 Jun 2011         16,638.00       USD 67.21 per U.S. Barrel
01 Jul 2011    31 Jul 2011         16,459.00       USD 67.21 per U.S. Barrel
01 Aug 2011    31 Aug 2011         16,276.00       USD 67.21 per U.S. Barrel
01 Sep 2011    30 Sep 2011         16,099.00       USD 67.21 per U.S. Barrel
01 Oct 2011    31 Oct 2011         15,924.00       USD 67.21 per U.S. Barrel
01 Nov 2011    30 Nov 2011         15,751.00       USD 67.21 per U.S. Barrel
01 Dec 2011    31 Dec 2011         15,578.00       USD 67.21 per U.S. Barrel
01 Jan 2012    31 Jan 2012         15,410.00       USD 67.21 per U.S. Barrel
01 Feb 2012    28 Feb 2012         15,243.00       USD 67,21 per U.S. Barrel
01 Mar 2012    31 Mar 2012         15,079.00       USD 67.21 per U.S. Barrel
01 Apr 2012    30 Apr 2012         14,915.00       USD 67.21 per U.S. Barrel
01 May 2012    31 May 2012         14,756.00       USD 67.21 per U.S. Barrel
01 Jun 2012    30 Jun 2012         14,595.00       USD 67.21 per U.S. Barrel
01 Jul 2012    31 Jul 2012         14,439.00       USD 67.21 per U.S. Barrel
01 Aug 2012    31 Aug 2012         14,285.00       USD 67.21 per U.S. Barrel
01 Sep 2012    30 Sep 2012         14,090.00       USD 67.21 per U.S. Barrel

Floating Price:       For each Determination Period, the average of the closing
                      settlement price(s) on the New York Mercantile Exchange for the Nearby Light Crude Futures Contract (referenced below)

Nearby Contract:      First

If, with respect to each Determination Period, the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay Floating Price Payer the difference between the two such amounts multiplied by the quantity, and if the Floating Price exceeds the Fixed Price, the Floating Price Payer shall pay the Fixed Price Payer the difference between the two such amounts multiplied by the quantity. If the Floating Price is equal to the Fixed Price, then no payment shall be made.

Settlement Date(s):   The last trading day of each Determination Period

Payment Date(s):      5 New York Business Day(s) after each Settlement Date via
                         wire transfer of Federal Funds

OTHER TERMS:

Additional Termination Event. It shall be an Additional Termination Event with respect to Counterparty, within the meaning of section 5(b)(v) of the ISDA Master Agreement, with Counterparty as the sole Affected Party if, by 12:00 PM New York time on 29 August 2007 (such date referred to as the "Closing Date Deadline"), Counterparty fails to (i) cause the borrower to the senior credit facilities which constitute the Debt Financing as defined in the MIPA (defined below) and on terms acceptable to Aron in its sole discretion (the "Borrower") to execute and deliver to Aron an agreement acceptable to Aron in the form of the 1992 ISDA Master Agreement


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(Multicurrency-Cross Border), with such additional terms as are satisfactory to
Aron in its sole discretion, together with such supporting documentation (such as a credit support annex, guaranties, security agreements and an intercreditor agreement, if applicable) as may be required by Aron in its sole discretion (it being understood that Aron shall in good faith consider a proposal by Counterparty that would provide Aron with one or more liens on appropriate assets and of a priority with other secured creditors acceptable to Aron in its sole discretion and other relevant terms and conditions) (such agreement, the "New ISDA Master Agreement") and (ii) assign this Transaction to the Borrower under the New ISDA Master Agreement on terms and pursuant to documentation acceptable to Aron in its sole discretion (including an amendment and restatement of this Confirmation) so that the Borrower becomes the Counterparty to this Transaction (provided, that in connection with such assignment in no event shall Aron be responsible for the payment of any amounts to Counterparty or the party to whom the assignment is made in consideration of or in relation to the assignment specifically); provided however that such event shall not be an Additional Termination Event if Counterparty has provided collateral to Aron of a type and in an amount, and upon terms and conditions acceptable to Aron in its sole discretion. For purposes of the foregoing, "MIPA" means the Membership Interest Purchase Agreement dated May 24, 2007, as amended by Amendment No.l dated July 31, 2007 by and among Counterparty, Forest Alaska Operating LLC, a Delaware limited liability company (as the "Company"), Forest Alaska Holding LLC, a Delaware limited liability company (as the "Seller"), and, for purposes of Sections 7.6 and 10.1 and Article XII thereof only, Forest Oil Corporation, a New York corporation (as "Seller"). For purposes of this Additional Termination Event, Counterparty shall be the sole Affected Party and this Transaction the sole Affected Transaction.

Upon execution of the New ISDA Master Agreement and assignment of this Transaction to the New ISDA Master Agreement in accordance with the above, this Confirmation shall constitute a supplement to, form a part of and be subject to the New ISDA Master Agreement, and this Confirmation together with any other confirmations entered into by the parties under the New ISDA Master Agreement and together with the New ISDA Master Agreement, if and when executed, shall constitute a single agreement between the parties.

Counterparty acknowledges that it and its affiliates are currently working with Aron and/or its affiliates on financing terms in connection with the transactions contemplated by the MIPA. Because information regarding the status of the transactions contemplated by the MIPA is necessary to both price and risk manage this Transaction, Counterparty will consult, both before and after the execution of this Transaction, with the team providing the Counterparty and/or its affiliates with financing services with regard to the ongoing status of the transactions contemplated by the MIPA. With respect to this Transaction, Aron will act only as arm's-length principal and counterparty, and neither Aron nor any of its affiliates shall be an agent, fiduciary or advisor, to the Counterparty in respect hereto. The Counterparty, together with its legal and accounting advisors, and, if it deems appropriate, independent financial advisors, has determined whether to accept the terms of the Transaction proposed by Aron.

For the sake of good order, please note that the terms of this Transaction shall be agreed solely between the parties.

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to this Transaction (Contract Reference Number: 900157389 1 1) by signing this confirmation in the space provided below and immediately returning a copy of the executed confirmation via facsimile to the attention of Commodity Operations at:


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New York: 1-212-493-9846 (J. Aron & Company)
London: 44-207-774-2135 (Goldman Sachs International)
Singapore: 65-6889-3515 (J. Aron & Company (Singapore) Pte.)

Regards,
J. Aron & Company
Signed on behalf of J. Aron & Company


By: /s/ Kathy Benini
    ---------------------------------
    Kathy Benini
    Vice President
    J. Aron & Company

Signed on behalf of PACIFIC ENERGY RESOURCES, LTD.


By: /s/ Jerett Creed
    ---------------------------------
    Name: Jerett Creed
    Title: CFO